UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 1, 2005
ASHWORTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18553 (Commission File Number)	84-1052000 (IRS Employer Identification No.)

2765 Loker Avenue West Carlsbad, California (Address of Principal Executive Offices)		92008 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (760) 438-6610
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On September 1, 2005, Ashworth, Inc. (the “Company”) issued a press release announcing the financial results for its third fiscal quarter 2005 as well as earnings guidance for its fiscal years 2005 and 2006. The Company will hold an earnings call at 4:30 p.m., Eastern Time, on September 1, 2005 to review such results. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits:
     The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Ashworth, Inc. press release dated September 1, 2005 announcing the financial results for its third fiscal quarter 2005 as well as earnings guidance for its fiscal years 2005 and 2006.
The information in this current report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.
Date: September 1, 2005	By:	/s/Peter S. Case
Peter S. Case
Senior Vice President of Finance and IT and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Ashworth, Inc. press release dated September 1, 2005 announcing the financial results for its third fiscal quarter 2005 as well as earnings guidance for its fiscal years 2005 and 2006.